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                                                                       EXHIBIT 3
                CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS

We consent to the use of our report dated March 1, 1996, with respect to the financial statements of Garrett Aviation Services included in the Form 8-K Current Report of UNC Incorporated dated May 7, 1996.

                                                    /s/ Ernst & Young LLP

Phoenix, Arizona
May 6, 1996